(NASDAQ:OSBC)		Exhibit 99.1

Contact:	Bradley S. Adams	For Immediate Release
	Executive Vice President,	December 6, 2024
Chief Operating Officer and
Chief Financial Officer
(630) 906-5484

OLD SECOND BANCORP, INC. ANNOUNCES COMPLETION OF CHICAGOLAND BRANCH TRANSACTION

Old Second National Bank Completes Acquisition of Five Illinois Branches from First Merchants Bank

CHICAGO, IL--(December 6, 2024) - Old Second Bancorp, Inc. (“Old Second Bancorp”) (NASDAQ: OSBC), the parent company of Old Second National Bank (“Old Second”), announced today that Old Second has completed its previously announced purchase of five Illinois branch locations in the Southeast Chicago MSA from First Merchants Bank (“First Merchants”).  The closing of the transaction became effective after the close of business on December 6, 2024, and the five branches of First Merchants purchased will open as branches of Old Second on Monday, December 9, 2024.

Under the terms of the purchase and assumption agreement Old Second assumed approximately $274.2 million in deposits related to the branch locations and purchased approximately $7.5 million in branch-related loans along with the purchase of other branch-related assets.

“We are extremely pleased to close our branch transaction with First Merchants, which will add meaningfully to our existing branch network in the Southeast Chicago market,” said James Eccher, Chairman, President and Chief Executive Officer of Old Second.  “We extend a warm welcome to First Merchant’s customers and branch-related team members.”

Keefe, Bruyette & Woods, Inc. served as financial advisor, and Nelson Mullins Riley & Scarborough LLP served as legal advisor to Old Second Bancorp. Stephens Inc. served as financial advisor, and Dentons Bingham Greenebaum LLP served as legal advisor to First Merchants Corp.

About Old Second Bancorp, Inc.

Old Second Bancorp, Inc., headquartered in Aurora, Illinois, is the bank holding company for Old Second National Bank, which celebrated 150 years of operation in 2021. Old Second's common stock trades on The NASDAQ Stock Market under the symbol "OSBC". More information about Old Second is available by visiting the "Investor Relations" section of its website www.oldsecond.com. As of September 30, 2024, Old Second has approximately $5.67 billion in assets, $4.47 billion in deposits and $3.99 billion in loans.

Forward-Looking Statements

This press release and statements by our management may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our expectations with respect to the transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions and on information currently available and, can be identified by the use of words such as “expects,” “intends,” “believes,” “may,” “will,” “would,” “could,” “should,” “plan,” “anticipate,” “estimate,” “possible,” “likely” or the negative thereof as well as other similar words and expressions of the future. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the possibility that any of the anticipated benefits of the transaction will not be realized; (ii) the risk that integration of the operations of the branch locations with Old Second will be more costly or difficult than expected; and (iii) the effect of the transaction on employee relationships, customer relationships and operating results. For a discussion of additional factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in Old Second Bancorp’s Form 10-K for the year ended December 31, 2023, its Forms 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024 and other reports that are filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and, except as required by law, Old Second Bancorp does not assume any duty to update forward-looking statements.